Exhibit 10.21

THIRD MODIFICATION AGREEMENT

DATE:		January 17, 2014

PARTIES:	Borrower:	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP, a Delaware limited partnership

	Administrative Agent for the Lenders:	JPMORGAN CHASE BANK, N.A., a national banking association

	Lenders:	JPMORGAN CHASE BANK, N.A., a national banking association

RECITALS

A. The Lenders have extended to Borrower a revolving line of credit (“Loan”) in a maximum principal amount not to exceed $50,000,000.00 (subject to potential accordion increases up to an aggregate maximum principal amount of $250,000,000.00 as set forth in the Loan Agreement defined below) at any time pursuant to that Borrowing Base Revolving Line of Credit Agreement dated December 8, 2011, among Borrower, Administrative Agent and the Lenders defined therein, as modified by that Modification Agreement dated March 20, 2012 and by that Second Modification Agreement dated September 6, 2012 (as modified, the “Loan Agreement”), and evidenced by the Notes. The unpaid principal of the Loan as of January 16, 2014 was $39,900,000.00. All undefined capitalized terms used herein shall have the meaning given them in the Loan Agreement.

B. The Loan is secured by the property described in certain of the Loan Documents.

C. The following Repayment Guaranties (severally and collectively, the “Repayment Guaranty”) were executed and delivered by the following Guarantors to Administrative Agent for the benefit of the Lenders: (i) Repayment Guaranties dated as of December 8, 2011, executed by COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC., a Maryland corporation, COLE WG ALBUQUERQUE (3400 COORS) NM, LLC, a Delaware limited liability company, COLE CV AUSTIN TX, LLC, a Delaware limited liability company, COLE TS LOCKHART TX, LLC, a Delaware limited liability company, and COLE WG REIDSVILLE NC, LLC, a Delaware limited liability company; (ii) Repayment Guaranties dated as of December 9, 2011, executed by COLE TS BRUNSWICK GA, LLC, a Delaware limited liability company, COLE CV ERIE PA, LLC, a Delaware limited liability company, COLE CV MANSFIELD OH, LLC, a Delaware limited liability company, and COLE MT SAN ANTONIO TX, LLC, a Delaware limited liability company; (iii) Repayment Guaranty dated as of December 20, 2011, executed by COLE AA MACOMB TOWNSHIP MI, LLC, a Delaware limited liability company; (iv) Repayment Guaranty dated as of January 4, 2013 executed by COLE DG BERWICK LA, LLC, a Delaware limited liability company; (v) Repayment Guaranties dated as of June 17, 2013, executed by COLE FE ELKO NV, LLC, a Delaware limited liability company, COLE SU MERRITT ISLAND FL, LLC, a Delaware limited liability company, COLE HC BATON ROUGE (FOSTER) LA, LLC, a Delaware limited liability company, and COLE HC

1

BATON ROUGE (HOWELL) LA, LLC, a Delaware limited liability company; (vi) Repayment Guaranties dated as of August 21, 2013, executed by COLE SW DOUGLASVILLE GA, LLC, a Delaware limited liability company, COLE DG SARDIS CITY AL, LLC, a Delaware limited liability company, and COLE MF GADSDEN AL, LLC, a Delaware limited liability company; (vii) Repayment Guaranties dated as of September 20, 2013, executed by COLE MT ALGONAC MI, LLC, a Delaware limited liability company and COLE FE NORFOLK NE, LLC, a Delaware limited liability company; (viii) Repayment Guaranties dated as of September 27, 2013, executed by COLE SW LAWRENCEVILLE GA, LLC, a Delaware limited liability company, COLE AA SEDALIA MO, LLC, a Delaware limited liability company, and COLE TJ DANVILLE IL, LLC, a Delaware limited liability company; and (ix) Repayment Guaranties dated as of October 10, 2013, executed by COLE JO ROSEVILLE MI, LLC, a Delaware limited liability company, and COLE PM LITTLE ROCK AR, LLC a Delaware limited liability company.

D. Borrower has requested an Accordion Increase in the amount of $25,000,000.00 in accordance with the provisions of Section 2.1(c) of the Loan Agreement and has requested that Administrative Agent and the Lenders modify the Loan and the Loan Documents as provided herein. Administrative Agent and the Lenders are willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and the Lenders agree as follows:

SECTION 1. ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

SECTION 2. MODIFICATION OF LOAN DOCUMENTS.

2.1 The following definition set forth in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Aggregate Commitment” means, as of any date of determination, the aggregate of the Commitments of all the Lenders, as such amount may be reduced or increased (by the Accordion Increase) in accordance with this Agreement. As of January 17, 2014, the Aggregate Commitment is Seventy-Five Million and No/100 Dollars ($75,000,000.00).

2.2 Schedule 1 of the Loan Agreement is hereby replaced in its entirety with Schedule 1 attached hereto and by this reference incorporated herein.

2.3 This Agreement shall constitute one of the Loan Documents as that term is defined in the Loan Agreement.

2.4 Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

SECTION 4. BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Administrative Agent and the Lenders:

4.1 No Event of Default or Unmatured Event of Default has occurred and is continuing.

4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Administrative Agent in connection with the Loan from the most recent financial statement received by Administrative Agent.

4.3 All representations and warranties made by Borrower and set forth in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date.

4.4 As of the date hereof, Borrower knows of no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.

4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5. CONDITIONS PRECEDENT.

The agreements of Administrative Agent and the Lenders and the modifications contained herein shall not be binding upon Administrative Agent or the Lenders until Administrative Agent and Lenders have executed and delivered this Agreement, and the Administrative Agent has received, at Borrower’s expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative Agent:

5.1 An original of this Agreement fully executed by Borrower;

5.2 An original of the attached Consent and Agreement of Guarantor fully executed by Guarantors;

5.3 An original Promissory Note fully executed by Borrower in the aggregate principal amount of $25,000,000.00;

5.4 With respect to any Improvements located on any Qualified Property that is included in Eligible Collateral as of the date hereof, Administrative Agent shall have received evidence indicating whether such Improvements or any part thereof are or will be located within a one hundred year flood plain or other area identified by Administrative Agent has having high or moderate risk of flooding or identified as a special flood hazard area as defined by the Federal Emergency Management Agency, and, if so, a flood notification form signed by Borrower and evidence that the flood insurance required by Article 6 of the Loan Agreement is in place for the Improvements and contents, if applicable, all in form, substance and amount satisfactory to Administrative Agent;

5.5 A legal opinion of counsel for Borrower and Guarantor in form and substance reasonably satisfactory to Lender;

5.6 Payment of an upfront fee equal to $41,675.00;

5.7 Such other documents as Administrative Agent may require relating to the existence and good standing of Borrower, and the authority of any person executing this Agreement or other documents on behalf of Borrower; and

5.8 Payment of all reasonable out-of-pocket external costs and expenses incurred by the Administrative Agent in connection with this Agreement (including, without limitation, outside attorneys costs, expenses, and fees).

SECTION 6. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Administrative Agent and the Lenders in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except as provided in the Loan Agreement. The terms of this Agreement shall control with respect to any inconsistencies, conflicts or ambiguities between or among the Agreement and the other Loan Documents.

SECTION 7. BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower, Administrative Agent and the Lenders and their permitted successors and assigns.

SECTION 8. CHOICE OF LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES OF THE STATE OF ARIZONA.

SECTION 9. COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

[Signatures on Following Pages]

DATED as of the date first above stated.

BORROWER:

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP, a Delaware limited partnership

BY:	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC., a Maryland corporation, General Partner

By:	/s/ John M. Pons
Name:	John M. Pons
Title:	Authorized Officer

ADMINISTRATIVE AGENT AND LENDERS:

JPMORGAN CHASE BANK, N.A., a national banking association

By:	/s/ Ryan M. Dempsey
Name:	Ryan M. Dempsey
Title:	Authorized Officer

CONSENT AND AGREEMENT OF GUARANTOR

With respect to the Third Modification Agreement, dated January 17, 2014 (the “Agreement”), among COLE REAL ESTATE INCOME STRATEGY (DAILY NAV) OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), the Lenders a party thereto and JPMORGAN CHASE BANK, N.A., a national banking association (“Administrative Agent”) (as Administrative Agent for the Lenders (the “Lenders”); capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Loan Agreement referenced in the Agreement), the undersigned (severally and collectively “Guarantor”) agrees for the benefit of Lenders as follows:

1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) its Repayment Guaranty as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to such Repayment Guaranty, (including, without limitation, any environmental indemnity agreement previously executed and delivered by the undersigned), as modified herein. Each Repayment Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Guarantor Documents.”

2. Guarantor consents to the modification of the Loan Documents as provided in the Agreement and all other matters in the Agreement.

3. Guarantor agrees that all references, if any, to the Notes, the Loan Agreement and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified and/or replaced by or pursuant to the Agreement.

4. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor.

5. Guarantor agrees that the Guarantor Documents, as modified by this Consent and Agreement of Guarantor, are the legal, valid, and binding obligations of the undersigned, enforceable in accordance with their terms against the undersigned, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.

6. Guarantor agrees that, as of the date hereof, Guarantor knows of no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

7. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Administrative Agent.

8. Guarantor agrees that this Consent and Agreement of Guarantor may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.

DATED as of the date of the Agreement.

GUARANTOR:

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC., a Maryland corporation

By:	/s/ John M. Pons
Name:	John M. Pons
Title:	Authorized Officer

COLE WG ALBUQUERQUE (3400 COORS) NM, LLC
COLE CV AUSTIN TX, LLC
COLE TS LOCKHART TX, LLC
COLE WG REIDSVILLE NC, LLC
COLE TS BRUNSWICK GA, LLC
COLE CV ERIE PA, LLC
COLE CV MANSFIELD OH, LLC
COLE MT SAN ANTONIO TX, LLC
COLE AA MACOMB TOWNSHIP MI, LLC
COLE DG BERWICK LA, LLC
COLE FE ELKO NV, LLC
COLE SU MERRITT ISLAND FL, LLC
COLE HC BATON ROUGE (FOSTER) LA, LLC
COLE HC BATON ROUGE (HOWELL) LA, LLC
COLE SW DOUGLASVILLE GA, LLC
COLE DG SARDIS CITY AL, LLC
COLE MF GADSDEN AL, LLC
COLE MT ALGONAC MI, LLC
COLE FE NORFOLK NE, LLC
COLE SW LAWRENCEVILLE GA, LLC
COLE AA SEDALIA MO, LLC
COLE TJ DANVILLE IL, LLC
COLE JO ROSEVILLE MI, LLC

COLE PM LITTLE ROCK AR, LLC, each a Delaware limited liability company

By:	Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, a Delaware limited liability company, Manager of each Subsidiary Guarantor listed above

By:	/s/ John M. Pons
Name:	John M. Pons
Title:	Executive Vice President